UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2016

Rudolph Technologies, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36226	22-3531208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Jonspin Road, Wilmington, MA 01887
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 253-6200
Not applicable
(Former name or former address, if changed since last report.)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 9, 2016, the Rudolph Technologies, Inc. announced the appointment of Debbora Ahlgren to serve as vice president of global customer operations of the Company.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued May 9, 2016, “Rudolph Technologies Appoints Debbora Ahlgren as Vice President of Global Customer Operations”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUDOLPH TECHNOLOGIES, INC.
Date: May 9, 2016	By: /s/ Michael P. Plisinski
Michael P. Plisinski Chief Executive Officer